Exhibit 99.1

Summary Financial Projections

Safe Harbor and Use of Non-GAAP Measures Safe Harbor This presentation contains forward-looking statements subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's assumptions regarding business conditions, and actual results may be materially different. Risks and uncertainties inherent in these assumptions include, but are not limited to continued compliance with covenants in our credit facility, our ability to negotiate covenant relief and waivers from our lenders under the credit facility and availability of funds thereunder, our ability to restructure our other indebtedness, future global economic conditions, economic conditions in the industries to which our products are sold, uncertainties regarding asset sales, synergies, potential sale-leaseback arrangements, operating efficiencies and competitive conditions, industry production capacity, raw materials and energy costs, uncertainties relating to Royal Group's business and liabilities and other factors discussed in the Securities and Exchange Commission filings of Georgia Gulf Corporation, including our annual report on Form 10-K for the year ended December 31, 2008 and our quarterly report on Form 10-Q for the quarter ended March 31, 2009. Use of Non-GAAP Measures Georgia Gulf supplements its reporting with EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization, non-cash restructuring and goodwill, intangibles, and other long-lived asset impairment) because investors and management commonly use EBITDA to measure the Company's ability to service its indebtedness. EBITDA is not a measurement of financial performance under GAAP(generally accepted accounting principles) and should not be considered as an alternative to net income as a measure of performance or to cash provided by operating activities as a measure of liquidity. In addition, our calculation of EBITDA may be different from the calculation used by other companies and, therefore, comparability may be limited. Georgia Gulf supplements its reporting with Free Cash Flow (FCF) because investors and management commonly use FCF to measure the Company’s cash available after paying interest expenses, capital expenditures, and cash taxes. FCF is not a measurement of financial performance under GAAP(generally accepted accounting principles) and should not be considered as an alternative to to cash provided by operating activities as a measure of liquidity. In addition, our calculation of FCF may be different from the calculation used by other companies and, therefore, comparability may be limited. Georgia Gulf provides reconciliations of non-GAAP measures in its financial reporting. Because Georgia Gulf does not predict special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, Georgia Gulf does not provide reconciliations to GAAP of its forward-looking financial measures.

2009 Forecast Highlights Key Assumptions: Caustic prices declining and in line with CMAI projections Average Natural Gas cost of $4.73 Includes full year benefit of cost reduction actions implemented in 2008 Includes additional 1Q 2009 cost reduction actions 2009 Forecast Net Sales $1,833.7 Operating Loss ($ 4.3) EBITDA $ 110.4 CAPEX $ 35.0 Free Cash Flow (1) ($ 46.1) Note: (1) Assumes cash taxes per Company Model; cash interest assumes debt balance and rate remains constant with the 2009 Forecast adjusted for a pro-rated annual interest savings associated with the Exchange Offers; analysis excludes any changes in working capital (In millions)

2010 - 2013 Projection

Key Assumptions:

- U.S. Housing starts bottom in 2010 and grow to 1.4 million starts by 2013
- Caustic price troughs in 2011; in line with CMAI projections
- PVC Margin increases from 1.9 cents below long run average in 2009 to 0.4 cents above the long run average in 2013
- Industry PVC operating rates increase from 75% to 84% using CMAI projections adjusted for GGC assumptions for industry closures; GGC PVC operating rate higher than industry

(In millions)	**2009 Forecast**	**2010 Projection**	**2011 Projection**	**2012 Projection**	**2013 Projection**
Net Sales	**$1,833.7**	**$1,978.5**	**$2,417.1**	**$2,726.8**	**$3,036.7**
Operating (Loss) Income	(4.3)	4.3	28.5	109.6	158.5
EBITDA	**$110.4**	**$120.7**	**$140.4**	**$221.1**	**$270.0**
CapEx	$35.0	$50.0	$50.0	$55.0	$55.0
Cash Interest Expense	$101.4	$59.4	$59.4	$59.4	$59.4
Estimated Cash Tax (1)	$20.1	$2.6	$7.1	$22.1	$44.8
Free Cash Flow (2)	($46.1)	$8.8	$23.9	$84.6	$110.8

Note: (1) Based on Company estimates

(2) Assumes cash taxes per Company Model; cash interest assumes Senior Credit Facility balance and rate remains constant with the 2009 Forecast less swap expiration adjusted for annual interest savings associated with the Exchange Offers; analysis excludes any changes in working capital

4

Confidential – Contains material non-public information

Historical and Projected Revenue and EBITDA Margin (In millions) $2,427.8 $3,157.3 $2,916.5 $1,833.7 $2,417.1 $2,726.8 $3,036.7 $1,978.5 $217.3 $222.2 $165.8 $110.4 $120.7 $140.4 $221.1 $270.0 8.9% 7.0% 5.7% 6.1% 5.8% 8.1% 8.9% 6.0% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2006 Actual 2007 Actual 2008 Actual 2009 Forecast 2010 Projection 2011 Projection 2012 Projection 2013 Projection 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Revenue EBITDA EBITDA Margin

Proposed Financial Covenants

	2Q 09 Forecast	3Q 09 Forecast	4Q 09 Forecast	1Q 10 Projection	2Q 10 Projection	3Q 10 Projection	4Q 10 Projection	1Q 11 Projection	2Q 11 Projection	3Q 11 Projection	4Q 11 Projection
Revenue	**$503,872**	**$507,205**	**$415,341**	**$426,769**	**$543,115**	**$545,516**	**$463,111**	**$468,304**	**$597,361**	**$731,291**	**$620,127**
Quarterly Reported EBITDA	$22,246	$37,548	($1,871)	($821)	$55,801	$52,242	$11,504	$5,247	$59,901	$67,257	$7,992
LTM Reported EBITDA	**$83,670**	**$74,000**	**$60,816**	**$57,103**	**$90,658**	**$105,351**	**$118,726**	**$124,793**	**$128,893**	**$143,908**	**$140,397**
Quarterly Covenant EBITDA	$46,370	$58,287	$15,381	$5,931	$61,553	$57,494	$16,756	$10,274	$64,928	$72,284	$13,020
LTM Covenant EBITDA	**$156,590**	**$158,392**	**$134,514**	**$125,969**	**$141,152**	**$140,360**	**$141,735**	**$146,078**	**$149,453**	**$164,242**	**$160,506**
Proposed Cushion											
Aprox. EBITDA Cushion - $ -	*NA*	*$25,000*	*$20,000*	*$20,000*	*$24,000*	*$24,000*	*$22,000*	*$25,000*	*$26,000*	*$36,000*	*NA*
LTM Covenant EBITDA at Proposed Cushion		**$133,392**	**$114,514**	**$105,969**	**$117,152**	**$116,360**	**$119,735**	**$121,078**	**$123,453**	**$128,242**	
Implied EBITDA Cushion - % -		*15.8%*	*14.9%*	*15.9%*	*17.0%*	*17.1%*	*15.5%*	*17.1%*	*17.4%*	*21.9%*	
"At Risk" EBITDA (Incl. 3Q09)	$0	$58,287	$73,667								
Implied "At Risk" EBITDA Cushion - $ -	*NA*	*42.9%*	*27.1%*								
Key Metrics											
Total Senior Indebtedness	$660,504	$601,349	$596,993	$644,533	$610,154	$554,240	$531,326	$583,571	$560,684	$549,558	$527,000
Total Covenant Indebtedness	$1,455,421	$641,101	$636,752	$684,299	$649,927	$594,020	$571,114	$623,365	$600,486	$589,367	$566,816
LTM Cash Interest Expense	$60,442	$65,712	$67,918	$70,252	$69,984	$68,537	$67,136	$65,593	$64,249	$63,607	$63,539
Fixed Charge Coverage - Numerator (1)	$107,681	$108,997	$98,552	$86,545	$98,861	$98,201	$94,184	$97,527	$98,402	$107,691	$103,455
Fixed Charge Coverage - Denominator (2)	$66,945	$69,309	$71,505	$73,803	$73,525	$72,069	$70,660	$69,094	$67,727	$67,063	$66,972
Total Senior Indebtedness / LTM Covenant EBITDA											
100% EBITDA	4.22x	3.80x	4.44x	5.12x	4.32x	3.95x	3.75x	3.99x	3.75x	3.35x	3.28x
Covenant Level (3)	**NA**	**4.50x**	**5.20x**	**6.10x**	**5.20x**	**4.75x**	**4.45x**	**4.80x**	**4.55x**	**4.30x**	
Total Covenant Indebtedness / LTM Covenant EBITDA											
100% EBITDA	9.29x	4.05x	4.73x	5.43x	4.60x	4.23x	4.03x	4.27x	4.02x	3.59x	3.53x
Covenant Level (3)	**NA**	**4.80x**	**5.55x**	**6.45x**	**5.55x**	**5.10x**	**4.75x**	**5.15x**	**4.85x**	**4.60x**	
LTM Covenant EBITDA / LTM Cash Interest Expense											
100% EBITDA	2.59x	2.41x	1.98x	1.79x	2.02x	2.05x	2.11x	2.23x	2.33x	2.58x	2.53x
Covenant Level (3)	**NA**	**2.00x**	**1.65x**	**1.50x**	**1.65x**	**1.70x**	**1.75x**	**1.85x**	**1.90x**	**2.00x**	
Fixed Charge Coverage											
100% EBITDA	1.61x	1.57x	1.38x	1.17x	1.34x	1.36x	1.33x	1.41x	1.45x	1.61x	1.54x
Covenant Level (3)	**NA**	**1.20x**	**1.10x**	**0.90x**	**1.00x**	**1.00x**	**1.00x**	**1.05x**	**1.05x**	**1.05x**	

Notes: (1) Fixed charge coverage numerator set to include EBITDA, CapEx and Cash Taxes (excluding taxes associated with the exchange and debt modification)
(2) Fixed charge coverage denominator set to include pro-forma cash interest expense, required principal payments on debt and restricted payments
(3) Cushion based on latest discussions with banks

6

Confidential – Contains material non-public information

Projected Liquidity 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Forecast Forecast Forecast Projection Projection Projection Projection Projection Projection Projection Projection Cash $67,511 $30,000 $30,000 $30,000 $30,000 $30,000 $30,000 $30,000 $30,000 $30,000 $30,000 Revolver Size $375,000 $300,000 $300,000 $300,000 $300,000 $300,000 $300,000 $300,000 $300,000 $300,000 $300,000 Less: Revolver Draw (223,929) (173,857) (169,344) (219,892) (187,145) (132,111) (108,958) (164,189) (142,162) (131,893) (109,210) Less: Outstanding Letters of Credit (73,094) (64,900) (64,900) (62,775) (62,025) (62,025) (62,025) (59,900) (59,900) (59,900) (59,900) Less: Minimum Liquidity Requirement (75,000) 0 0 0 0 0 0 0 0 0 0 Revolver Availability $2,977 $61,243 $65,756 $17,333 $50,830 $105,864 $129,017 $75,911 $97,938 $108,207 $130,890 Total Liquidity $70,488 $91,243 $95,756 $47,333 $80,830 $135,864 $159,017 $105,911 $127,938 $138,207 $160,890 Total Senior Debt $660,504 $601,349 $596,993 $644,533 $610,154 $554,240 $531,326 $583,571 $560,684 $549,558 $527,000 Total Debt $1,455,421 $641,101 $636,752 $684,299 $649,927 $594,020 $571,114 $623,365 $600,486 $589,367 $566,816

Appendix The following slides, which were presented to certain investors in April 2009, are now out of date and inconsistent with the preceding slides.

2008 Revenue Bridge to 2009 Forecast (In millions) Presented April 2009 $2,916 ($90) ($342) ($263) ($273) $1,948 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2008 Revenue Caustic Price PVC Price Aromatics Price/Volume Building Products Price/Volume 2009 Revenue Forecast

2008 EBITDA Bridge to 2009 Forecast (In millions) Presented April 2009 $141 $166 ($90) ($62) $37 $33 $57 $0 $25 $50 $75 $100 $125 $150 $175 2008 EBITDA Caustic Price Building Products PVC / Natural Gas Aromatics Margin Cost Reductions 2009 EBITDA Forecast

Historical and Projected EBITDA by Segment (In millions) Presented April 2009 2006 2007 2008 2009 2010 2011 2012 2013 Actual Actual Actual Forecast Projection Projection Projection Projection Building Products $4.9 $79.1 $30.3 $6.6 $32.4 $51.7 $69.4 $88.9 Chlorovinyls 304.3 183.6 206.4 162.2 153.2 144.0 179.6 208.7 Aromatics (10.2) 17.4 (29.3) 3.2 4.2 2.9 3.9 5.1 Overhead (81.8) (57.9) (41.6) (31.4) (33.0) (33.0) (33.0) (33.0) Projected EBITDA $217.3 $222.2 $165.8 $140.6 $156.8 $165.6 $219.8 $269.6